UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 25, 2021
Date of Report (Date of Earliest Event Reported)

Panbela Therapeutics, Inc
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39468	87-0543922
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Vista Blvd #305 Waconia, Minnesota	55387
(Address of Principal Executive Offices)	(Zip Code)

(952) 479-1196
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	PBLA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On March 25, 2021, Panbela Therapeutics, Inc. (the “Company”) filed a current report on Form 8-K (the “Original Report”) and issued a press release providing a business update and announcing financial results for the fourth quarter and full fiscal year ended December 31, 2020. Subsequently, the Company identified an inadvertent decimal error in the press release with respect to net loss per share for the fourth quarter. This Amendment No. 1 on Form 8-K/A is being filed to furnish a corrected press release as Exhibit 99.1, which supersedes and replaces the press release filed as Exhibit 99.1 to the Original Report in its entirety.

Item 2.02.	Results of Operations and Financial Condition.

On March 25, 2021, Panbela Therapeutics, Inc. (the “Company”) issued a press release providing a business update and announcing financial results for the fourth quarter and full fiscal year ended December 31, 2020. The press release was then re-issued on March 26, 2021 to correct an inadvertent decimal error in net loss per share for the fourth quarter. No other changes to the press release have been made. The full text of the corrected press release is set forth in Exhibit 99.1 attached hereto and is incorporated by reference in this current report on Form 8-K as if fully set forth herein.

The Company is furnishing the information contained in this report, including Exhibit 99.1, pursuant to Item 2.02 of Form 8-K promulgated by the Securities and Exchange Commission (the “SEC”). This information shall not be deemed to be “filed” with the SEC for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description	Method of Filing
99.1	Press release (corrected) dated March 26, 2021	Furnished Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

PANBELA THERAPEUTICS, INC

Date: March 26, 2021	By	/s/ Susan Horvath
Susan Horvath
Chief Financial Officer